CONVERTIBLE NOTES PAYABLE	12 Months Ended
Dec. 31, 2015
Notes Payable Disclosure [Abstract]
Notes Payable Disclosure [Text Block]
NOTE 7 — CONVERTIBLE NOTES PAYABLE

We issued convertible notes to our former chief executive officer pursuant to which we borrowed an aggregate of $0.2 million, with an interest rate of 4.2%, and maturities at various dates through December 6, 2011. The notes and accrued interest were convertible, at the option of the holder, into shares of our common stock at a conversion price of $0.50 per share.

In October 2015, the board of directors approved amending the conversion price of the convertible notes from a price of $0.50 per share to $0.40 per share, in exchange for our chief executive officer waiving approximately $33,000 of outstanding accrued interest. Accordingly, our chief executive elected to convert the outstanding notes into 262,500 shares of common stock. Accrued interest at December 31, 2014 was approximately $30,000.